EXHIBIT 10.17

TRADEMARK SECURITY AGREEMENT

FOR RECORDATION

WHEREAS, EMERGING VISION, INC., a New York corporation (the “Company”), having its principal place of business at 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530 is the owner of all right, title and interest in and to the United States trademarks set forth on Schedule A attached hereto;

WHEREAS, pursuant to the terms and conditions of the Trademark Security Agreement dated August 19, 2005 (the “Trademark Agreement”) made by Company in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (“Lender”), the Company is required to grant a security interest in, and lien on, said trademarks to secure the obligations of the Company under a Credit Agreement, dated as of August 19, 2005 (with the Trademark Agreement, the “Agreements”) among the Company and the Lender; and

WHEREAS, Company is willing to grant to the Lender the security interest in and lien on the trademarks described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Trademark Agreement, the Company hereby grants to the Lender a security interest in, and a lien upon, the trademarks set forth in Schedule A attached hereto and recordings and applications therefor, which assignment and security interest shall secure all the Obligations (as defined in the Credit Agreement) and in accordance with the terms and provisions thereof.

The Company expressly acknowledges and affirms that the rights and remedies of the Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Uniondale, New York	EMERGING VISION, INC.

August 19, 2005

By:_____________________________

Name: Christopher G. Payan

Title: CEO

1

STATE OF NEW YORK	)

)SS.:

COUNTY OF SUFFOLK	)

On the 19th day of August, in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual(s) acted, executed the instrument.

_____________________________________

Notary Public

2

SCHEDULE A

Registered and Pending U.S. Trademarks

Trademark	Reg./Serial App. No.

SINGER/SPEC	2,190,534
OPTITINT	2,289,183
WISPATHINS	2,251,663
SAFESIGHT	2,251,660
STERLING 55	2,948,017
STERLING 55 (design)	2,963,803
GRADUATES	2,322,323
EYE TIES	1,369,858
STERLING OPTICAL	1,521,352
STERLING OPTICAL	1,534,835
STERLING OPTICAL AN IPCO COMPANY	1,235,485
IPCO	1,211,014
STERLING	1,565,677
OWL DESIGN	23,631
STERLING OPTICAL	1,892,900
LUGENE	872,764
LUGENE	515,428
COLOURLINE	1,375,662
VIP-LITE	1,030,648
BENCOTE	839,945
V.I.P BY H.O.V.	845,888
BLEND EDGE	867,881
BENSON’S	837,916
SUPERIOR OPTICAL	1,857,052
DURIKON (design)	760,674
EASYWEAR	2,846,666
STERLING OTPICAL EXPRESS	78/240,242
SITE FOR SORE EYES	76/617,813
SEE WHAT YOUR’RE MISSING	78/649,037
SURE SIGHT	78/649,094
SURE SIGHT (stylized)	78/649,138

3

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”) is made as of August 19, 2005 by and between EMERGING VISION, INC., a New York corporation, having an office at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530 (hereinafter referred to as the “Debtor”), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, having an office at 1401 Broadhollow Road, Melville, New York 11747 (hereinafter referred to as “Lender”).

RECITALS

A.           The Lender and the Company have entered into a Credit Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Company will receive loans and other financial accommodations from the Lender and will incur Obligations.

B.           To induce the Lender to extend credit to the Company on and after the date hereof as provided in the Credit Agreement, the Company wishes to grant to the Lende security and assurance in order to secure the payment and performance of all Obligations and to that effect to grant the Lender a security interest in the Trademarks, Trade Secrets and Licenses as herein described and in connection therewith to execute and deliver this Agreement.

Accordingly, the Company and the Lender hereby agree as follows:

1.	DEFINITIONS

Terms used herein that are defined in the Credit Agreement shall have the meanings assigned to them therein, unless otherwise defined herein. References to this “Agreement” shall mean this Trademark Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

2.	GRANT OF INTEREST

2.1          Trademarks, Trade Secrets and Licenses. The Company hereby grants, bargains, mortgages, pledges, creates in favor of and conveys to the Lender, as security for the prompt payment of the Obligations in full when due, a security interest in the entire right, title and interest of the Company in and to all of its now owned, existing or filed, or hereafter acquired, arising or filed:

(a)(i)      trademarks, other marks, trademark registrations, trade names and trademark applications, including, without limitation, those listed on Schedule A hereto, (ii) all renewals of any of the foregoing, (iii) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (iv) all rights corresponding to any of the foregoing throughout the world and (v) the goodwill of the Company’s business connected with and symbolized by any of the foregoing (collectively, the “Trademarks”);

(b)          trade secrets and confidential business information (including formulas, computations, know-how, manufacturing and production processes and techniques, research and development information, specifications, drawings, designs, plans, proposals, technical data, copyrightable work, financial, business, and marketing plans, customer and supplier lists and information (collectively, the “Trade Secrets”); and

(c)          licenses and license agreements with any other Person under or with respect to any of the Trademarks or Trade Secrets (all licenses and license agreements assigned to the Lender pursuant hereto hereinafter collectively called the “Licenses”).

2.2          Restriction on Future Agreements.           The Company agrees that until the Obligations shall have been indefeasibly paid and performed in full, the Company will not, without the Lender’s prior written consent, enter into any agreement, including, without limitation, any license agreement, that grants to any Person other than the Lender rights to or interests in any Trademarks or Trade Secrets and is inconsistent with the Company’s obligations under this Agreement. The Company further agrees that, except as otherwise expressly permitted by the Credit Agreement, it will not take any action, or permit any action to be taken by an Affiliate of the Company or other Person subject to the Company’s control, including, without limitation, licensees, or fail to take any action, that would adversely affect the validity or enforcement of the rights granted to the Lender under this Agreement.

2.3          New Trademarks. The Company represents and warrants that the Trademarks listed on Schedule A hereto are owned by the Company and the Trademarks constitute all of the Trademarks registered in the name of the Company in the United States. If, before the Obligations are paid and performed in full, the Company shall (i) obtain any new Trademarks or rights thereto or (ii) become entitled to the benefit of any new Trademark, the Company shall give to the Lender prompt written notice thereof and shall enter into a supplement to this Agreement incorporating herein such new Trademarks.

2.4          Royalties and Terms. The Company hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Lender (or any designee of the Lender) may use any or all of the Trademarks, Trade Secrets or Licenses worldwide without any liability to the Company for royalties or other related charges. The term of the right to use granted in this Section 2.4 shall extend until the earlier of (i) the expiration of all rights under each of the respective Trademarks, Trade Secrets or Licenses securing the Obligations, or (ii) the indefeasible payment and performance in full of the Obligations.

2.5          Release.            Upon the indefeasible payment and performance in full of the Obligations, the Lender shall execute and deliver to the Company, at the Company’s request and at the Company’s sole cost and expense, such releases, satisfactions, deeds, assignments and other instruments as may be necessary to relinquish, without any representations or warranties whatsoever, any of the Lender’s rights in such of the Trademarks, Trade Secrets or Licenses as shall not have been sold or disposed of by the Company pursuant to the terms of this Agreement.

2.6          Duties of the Company.      Until the Obligations shall have been indefeasibly paid and performed in full, the Company shall (i) prosecute diligently any trademark application pending as of the date hereof, (ii) make application on future trademarks, (iii) and (ii) preserve and maintain all rights in the Trademarks and Trade Secrets and (iv) possess all Trade Secrets. Any expenses incurred in connection with such applications shall be borne by the Company. The Company shall not abandon any Trademark, Trade Secret or License or the right to file any trademark application.

2.7          Lender’s Right to Sue.          The Secured Party shall have the right, but shall in no way be obligated, to bring suit on behalf of the Company to enforce any of the Trademarks, Trade Secrets or Licenses in the event the Company declines to bring such suit and, if the Lender shall commence any such suit, the Company shall, at the request of the Lender, do any and all lawful acts and execute any and all proper documents required by the Lender in aid of such enforcement and the Company shall promptly pay, or reimburse and indemnify the Lender upon demand, for all out-of-pocket costs and expenses (including without limitation, reasonable attorneys’ fees) incurred by the Lender in the exercise of its rights under this Section 2.7.

2.8          Lender Appointed Attorney-In-Fact. The Company hereby appoints the Lender or the Lender’s designee as its attorney-in-fact to do all things necessary to carry out or enforce this Agreement. The Company ratifies and approves all acts of the Lender, or its designee, as attorney-in-fact, taken in accordance herewith. The Lender, or its designee, as attorney-in-fact, will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for gross negligence, bad faith or willful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been indefeasibly paid in full and performed and satisfied.

3.	FILINGS AND CONSENTS

The Company shall deliver to the Lender, upon the execution and delivery of this Agreement, in form and substance satisfactory to the Lender, such other instruments and documents as shall be necessary, in the opinion of the Lender, to perfect the interests granted by the Company to the Lender hereby, including, without limitation, the Trademark Security Agreement for Recordation attached hereto as Exhibit A (the “Recordation Agreement”) duly completed and executed. The Company will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender all documents or instruments and take such further steps necessary or deemed desirable by the Lender to perfect the Lender’s security interest in all Trademarks, Licenses or Trade Secrets.

4.	COVENANTS

The Company agrees that so long as any Obligations are outstanding, unless the Lender agrees otherwise in writing: (a) it will, at its sole cost and expense, forever warrant and defend the Trademarks, Trade Secrets and Licenses from any and all claims and demands of any other

Person; (b) it will not grant, create or permit to exist any Lien on, or security interest in, any of the Trademarks, Trade Secrets or Licenses in favor of any other Person; (c) it will pay and indemnify and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Trademarks, Trade Secrets or Licenses, including, without limitation, claims of trademark infringements, and any claim of unfair competition or antitrust violation, provided that the Company shall have no obligation hereunder with respect to such indemnification arising from the Lender’s gross negligence or willful misconduct in the use, assignment and sublicensing of the Trademarks, Trade Secrets and Licenses that are covered by this Agreement; and (d) it will not enter into any agreement that is inconsistent with the Company’s obligations under this Agreement.

5.	DEFAULT

5.1	Remedies.

(a)         Upon the occurrence and during the continuance of an Event of Default, the Lender, in its discretion, may:

(i)         collect, receive, appropriate and realize upon the Trademarks, Trade Secrets and Licenses, or any part thereof;

(ii)         enter, with or without process of law, any premises where the Trademarks, Trade Secrets and Licenses or the books and records of the Company related thereto are or may be located, and without charge or liability to the Lender therefor seize and remove the Trademarks, Trade Secrets and Licenses (and copies for the Company’s books and records in any way relating to the Trademarks, Trade Secrets and Licenses) from said premises and/or remain upon such premises and use the same (together with said books and records) for the purpose of collecting, preparing and disposing of the Trademarks, Trade Secrets and Licenses;

(iii)         sell or otherwise dispose, including, without limitation, the granting of licenses, of any of the Trademarks, Trade Secrets or Licenses at public or private sale for cash or credit in accordance with applicable law; or

(iv)         exercise any one or more of the rights and remedies accruing to a secured party under the UCC as adopted in the relevant state or states and any other applicable law upon default by a debtor.

(b)             Any notice required to be given by the Lender of a sale, lease, other disposition of the Trademarks, Trade Secrets or Licenses or any other intended action by the Lender, delivered by facsimile transmission or overnight mail courier service, postage prepaid and duly addressed to the Company at its address as set forth in Section 6.5 hereof, not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Company.

(c)         The Lender shall have the right at any time, in its discretion, without notice thereof to the Company, to take control, in any manner, of any item of payment for or proceeds of any of the Trademarks, Trade Secrets or Licenses of the Company.

(d)         The Lender may postpone or adjourn any sale of the Trademarks, Trade Secrets and Licenses, or any part thereof, from time to time, by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

(f)         All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Trademarks, Trade Secrets and Licenses of the Company may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender as reimbursement for the costs and expenses, including, without limitation, reasonable attorneys’ fees incurred by it in connection with the sale of the Trademarks, Trade Secrets or Licenses), in whole or in part, by the Lender to the payment of all the Obligations. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all Obligations shall be paid over to the Company, subject to the rights of any holder of a lien on the Trademarks, Trade Secrets and Licenses of which the Lender has actual notice and any deficiency remaining after application of such cash or cash proceeds to the obligations shall continue to be an Obligation, for which the Company remains liable.

5.2         Waiver by the Company.To the extent permitted under applicable law, the Company waives (a) presentment, demand and protest and notice of presentment, dishonor, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which the Company may in any way be liable and hereby ratifies and confirms whatever the Lender may do in this regard, (b) all rights to notice and a hearing prior to the Lender’s taking possession or control of, or to the Lender’s replevy, attachment or levy upon, any of the Tradema rks, Trade Secrets or Licenses or any bond or security that might be required by any court prior to allowing the Lender to exercise any of the Lender’s taking possession or control of, or to the Lender to exercise any of the Lender’s remedies, and (c) the benefit of all valuation, appraisal and exemption laws. The Company acknowledges that it has been advised by its counsel with respect to this Agreement and the transactions evidenced by this Agreement.

5.3         Cumulative Remedies. All of the Lender’s rights and remedies with respect to the Trademarks, Trade Secrets or Licenses, whether established hereby or by any Security Agreement or by the Credit Agreement or any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. The Company acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Lender under the Credit Agreement but rather is intended to facilitate the exercise of such rights and remedies. The Company recognizes that in the event the Company fails to perform, observe or discharge any of its obligations or liabilities unde r this Agreement, no remedy of law will provide adequate relief to the Lender, and the Company agrees that the Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

6.	MISCELLANEOUS

6.1          Waivers.No course of dealing between the Company and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege under this Agreement or the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.2          Severability.The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction, and shall not, in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

6.3          Modification.This Agreement cannot be altered, amended or modified in any way, except by a writing signed by the parties hereto.

6.4          Binding Effect; Benefits.This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

6.5          Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in the Credit Agreement.

6.6          Headings.The Section titles and headings in this Agreement are and shall be without substantive meaning or context of any kind whatsoever and are for convenience of reference only.

6.7          Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, AN Y CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT

FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE COMPANY AND THE LENDER EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by its authorized officer on the day and year first above written.

EMERGING VISION, INC.

By:___________________________

Name: Christopher G. Payan

Title: CEO

MANUFACTURERS AND TRADERS TRUST COMPANY

By:___________________________

Name:	Tamra Postiglione
Title:	Vice President

ACKNOWLEDGMENT

STATE OF New York	)

    ):SS.

COUNTY OF SUFFOLK	)

On the 19th day of August in the year 2005 before me, the undersigned, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________________

Notary Public

SCHEDULE A

Registered and Pending Trademarks

U.S.A.

Trademark	Reg./Serial App. No.

SINGER/SPEC	2,190,534
OPTITINT	2,289,183
WISPATHINS	2,251,663
SAFESIGHT	2,251,660
STERLING 55	2,948,017
STERLING 55 (design)	2,963,803
GRADUATES	2,322,323
EYE TIES	1,369,858
STERLING OPTICAL	1,521,352
STERLING OPTICAL	1,534,835
STERLING OPTICAL AN IPCO COMPANY	1,235,485
IPCO	1,211,014
STERLING	1,565,677
OWL DESIGN	23,631
STERLING OPTICAL	1,892,900
LUGENE	872,764
LUGENE	515,428
COLOURLINE	1,375,662
VIP-LITE	1,030,648
BENCOTE	839,945
V.I.P BY H.O.V.	845,888
BLEND EDGE	867,881
BENSON’S	837,916
SUPERIOR OPTICAL	1,857,052
DURIKON (design)	760,674
EASYWEAR	2,846,666
STERLING OTPICAL EXPRESS	78/240,242
SITE FOR SORE EYES	76/617,813
SEE WHAT YOUR’RE MISSING	78/649,037
SURE SIGHT	78/649,094
SURE SIGHT (stylized)	78/649,138

CANADA

PM (design)	2,190,534
PORTOFINO	390,012
STERLING (design)	443,785
CLASSIC COLORS (design)	422,129
STERLING	432,605
IPCO OPTICAL (design)	391,925
IPCO OPTICAL AN IPCO COMPANY	392,427
S STERLING OPTICAL (vertical logo)	252,137
IPCO OPTICAL	235,037
IPCO (design)	415,896
STERLING OPTICAL	374,393
PAUL MITCHEL (design)	297,423
TAKE OFF YOUR GLASSES	291,039
PAUL MITCHEL	287,347
PM	269,691
FIESTA	328,655
IPCO OPTICAL (& DESIGN)	262,584
CLASSIC COLORS	422,120
STERLING OPTICAL (design)	488,287
STERLING OPTICAL AN IPCO COMPANY	392,234

MEXICO

STERLING OPTICAL	825,279

EXHIBIT A TO

SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

FOR RECORDATION

WHEREAS, EMERGING VISION, INC., a New York corporation (the “Company”), having its principal place of business at 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530 is the owner of all right, title and interest in and to the United States trademarks set forth on Schedule A attached hereto;

WHEREAS, pursuant to the terms and conditions of the Trademark Security Agreement dated August 19, 2005 (the “Trademark Agreement”) made by Company in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (“Lender”), the Company is required to grant a security interest in, and lien on, said trademarks to secure the obligations of the Company under a Credit Agreement, dated as of August 19, 2005 (with the Trademark Agreement, the “Agreements”) among the Company and the Lender; and

WHEREAS, Company is willing to grant to the Lender the security interest in and lien on the trademarks described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Trademark Agreement, the Company hereby grants to the Lender a security interest in, and a lien upon, the trademarks set forth in Schedule A attached hereto and recordings and applications therefor, which assignment and security interest shall secure all the Obligations (as defined in the Credit Agreement) and in accordance with the terms and provisions thereof.

The Company expressly acknowledges and affirms that the rights and remedies of the Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Uniondale, New York	EMERGING VISION, INC.

August 19, 2005

By:_____________________________

Name:

Title:

STATE OF NEW YORK	)

)SS.:

COUNTY OF NASSAU	)

On the _____ day of August, in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual(s) acted, executed the instrument.

_____________________________________

Notary Public

SCHEDULE A

Registered and Pending U.S. Trademarks

Trademark	Reg./Serial App. No.

SINGER/SPEC	2,190,534
OPTITINT	2,289,183
WISPATHINS	2,251,663
SAFESIGHT	2,251,660
STERLING 55	2,948,017
STERLING 55 (design)	2,963,803
GRADUATES	2,322,323
EYE TIES	1,369,858
STERLING OPTICAL	1,521,352
STERLING OPTICAL	1,534,835
STERLING OPTICAL AN IPCO COMPANY	1,235,485
IPCO	1,211,014
STERLING	1,565,677
OWL DESIGN	23,631
STERLING OPTICAL	1,892,900
LUGENE	872,764
LUGENE	515,428
COLOURLINE	1,375,662
VIP-LITE	1,030,648
BENCOTE	839,945
V.I.P BY H.O.V.	845,888
BLEND EDGE	867,881
BENSON’S	837,916
SUPERIOR OPTICAL	1,857,052
DURIKON (design)	760,674
EASYWEAR	2,846,666
STERLING OTPICAL EXPRESS	78/240,242
SITE FOR SORE EYES	76/617,813
SEE WHAT YOUR’RE MISSING	78/649,037
SURE SIGHT	78/649,094
SURE SIGHT (stylized)	78/649,138